OceanFirst Financial Corp. Subordinated Notes Offering Investor Presentation April 2020 Exhibit 99.1

Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of OceanFirst Financial Corp. (the “Company” or “OCFC”). These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, “will”, “should”, “may”, “view”, “opportunity”, “potential”, or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, those items discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “10-K”), under Item 1A - Risk Factors and elsewhere therein and the following: changes in interest rates, general economic conditions, public health crises (such as the governmental, social and economic effects of the novel coronavirus), levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, increased defaults as a result of economic disruptions caused by the novel coronavirus, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes (particularly with respect to the novel coronavirus), monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and Board of Governors of the Federal Reserve System (the “FRB”), the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the 10-K under Item 1A - Risk Factors and elsewhere therein and in subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Many of these risks and uncertainties are amplified by or may, in the future, be amplified by, the recent outbreak of the novel coronavirus and the impact of varying social, economic and governmental responses that affect our Company, our customers and the markets in which we operate. Investor Presentation

Forward Looking Statements (Continued) This presentation is not an offer to sell securities, nor is it a solicitation of an offer to buy securities in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction. Neither the Securities and Exchange Commission (the “SEC”) nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as to the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measurers in its analysis of the Company’s performance. Management believes that these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third party sources. While we believe these third party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third party sources. OceanFirst Financial Corp. has filed a registration statement (including a prospectus) (File No. 333-237356) and a preliminary prospectus supplement with the SEC for the offering to which this presentation relates. Before you invest, you should read the prospectus and the preliminary prospectus supplement included in the registration statement and other documents OCFC has filed with the SEC for more complete information about OCFC and this offering. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov. Alternatively, the issuer, the underwriter or any dealer participating in the proposed offering will arrange to send you copies of the prospectus and the preliminary prospectus supplement relating to the proposed offering if you request it by by emailing Piper Sandler & Co. at fsg-dcm@psc.com. Investor Presentation

Terms of Proposed Subordinated Notes Offering Investor Presentation Security Rating Structure Issuance Type Term Call Date Use of Proceeds Issuer OceanFirst Financial Corp. (NASDAQ: OCFC) Sole Book-Running Manager Holding Company Subordinated Notes 10NC5 BBB by Kroll Fixed-to-Floating Rate SEC Registered 10 Years 5 Years General corporate purposes, including capital to support growth, repaying indebtedness, financing investments, capital expenditures, share repurchases and investments in Bank as regulatory capital

About OceanFirst Financial Corp.

OceanFirst Financial Corp. Nasdaq: OCFC Market Cap: $930 million1 Bank Holding Company with National Bank Subsidiary Founded in 1902 Total Assets of $10.5 billion2 75 Full-Service Branches in New Jersey and Metropolitan New York City³ Investor Presentation Based on closing stock price on April 24, 2020 and 60.3 million shares outstanding as of February 24, 2020 As of March 31, 2020 As of January 2, 2020, includes Two River Community Bank and Country Bank, each acquired on January 1, 2020 Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices

Source: The Company’s 10-K for the fiscal year ended December 31, 2019 (the “2019 10-K”) Investment Thesis Organic Growth Including Low-Cost and Durable Deposit Base Cost of deposits is one of the lowest in the state of New Jersey at 61 basis points¹ Strength of Assets Strong and diversified balance sheet underpins flexibility to grow the business Digital Innovation Digital products and customer experience on par with national banks and FinTechs, far outpacing regional and community banks Disciplined and Strategic M&A Acquired attractive and underappreciated assets in exurban markets at favorable prices Management Strength Deep banking, regulatory, M&A, and integration experience Conservative Risk Culture Commitment to management of credit, interest rate and regulatory / compliance risk Insider Ownership Substantial insider ownership aligned with shareholder interest Investor Presentation

Commitment to Execution Our Recent Accomplishments... Seven acquisitions closed in less than five years, including Two River Bancorp (Nasdaq: TRCB) & Country Bank Holding Company Inc. (OTC PINK: CYHC) closed effective January 1, 2020 Consolidated 40 branches in the last three years with nominal deposit losses, while realizing substantial cost savings “Digital Culture” adopted throughout the bank Investor Presentation …Lead to Our Path Forward Local to regional scale Increased investment in digital banking & customer engagement Maximizing real estate to anticipate the evolving needs of our employees and customers Further loan portfolio diversification: sector, industry, geography and vintage

An Experienced Management Team Executive Title Years at OceanFirst1 Selected Experience Christopher D. Maher Chairman, President, Chief Executive Officer 6 Patriot National Bancorp Dime Community Bancshares Joseph J. Lebel III Executive Vice President, Chief Operating Officer 13 Wachovia Bank N.A. First Fidelity Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 27 KPMG Steven J. Tsimbinos Executive Vice President, General Counsel 9 Thacher Proffit & Wood Lowenstein Sandler PC Grace M. Vallacchi Executive Vice President, Chief Risk Officer 2 Office of the Comptroller of the Currency First Union Michele Estep Executive Vice President, Chief Administrative Officer 11 Sun National Bancorp Key Bank Karthik Sridharan Executive Vice President, Chief Information Officer <1 Citigroup JP Morgan Chase Bank of America Investor Presentation Substantial insider ownership of 9%, including Directors and Executive Officers, ESOP and OceanFirst Foundation ¹ As of December 31, 2019, includes years at acquired banks

INVESTOR PRESENTATION

OCEANFIRST

OceanFirst Milestones – 118 Years of Growth

- **1902**: Founded in Point Pleasant, NJ
- **1985**: Branch Expansion into Middlesex County
- **1996**: IPO to Mutual Depositors; Created OceanFirst Foundation; Established Commercial Lending
- **1999**: Branch Expansion into Monmouth County
- **2000**: Established Trust and Asset Management
- **2014**: OceanFirst Foundation Exceeds $25 Million in Cumulative Grants
- **2015**: Colonial American Bank Acquired; Commercial LPO Expansion into Mercer County
- **2016**: Cape Bancorp Acquired; Ocean Shore Holding Co. Acquired
- **2018**: Adopted National Bank Charter; Sun Bancorp, Inc. Acquired
- **2019**: Capital Bank of New Jersey Acquired
- **2020**: Crossed $10 billion threshold; Two River Bancorp Acquired; Country Bank Holding Company, Inc. Acquired

10

Our Business

Investor Presentation 2019 Highlights Financial Highlights¹ Net Income of $88.6 million Core² Net Income of $104.8 million Diluted EPS of $1.75 Core² Diluted EPS of $2.07 Net Interest Margin of 3.62% Strong ROAA of 1.10% and ROATCE² of 11.96% Strong Core ROAA² of 1.30% and Core ROATCE² of 14.16% Record loan pipeline of $327.7 million at December 31, 2019 with substantial contributions from metropolitan New York City and greater Philadelphia markets 2019 Operational Highlights Acquisition of Capital Bank of New Jersey (Capital Bank) completed on January 31, 2019 with full integration completed in Q2 2019 New loan production offices (“LPOs”) in Philadelphia and New York City with Susanne Svizeny hired as Greater Philadelphia Regional President Completed 8 branch consolidations As of December 31, 2019 These are non-GAAP financial measures. Please see Appendix for reconciliation of non-GAAP items

Investor Presentation Recent Developments: First Quarter 2020 Financial Highlights¹ Net Income of $16.5 million, or $0.27 Diluted EPS Core² Net Income of $27.0 million, or $0.45 Core² Diluted EPS Net Interest Margin of 3.52% ROAA of 0.64% and Core ROAA² of 1.05% ROATCE² of 7.50%, and Core ROATCE² of 12.25% Strong organic loan originations of $426.2 million provided total loan growth of $158.4 million (excluded acquired loans) Record loan pipeline of $525.3 million at March 31, 2020 Q1 2020 Operational Highlights Acquisitions of Two River Bancorp and Country Bank Holding Company completed on January 1, 2020 with full integration anticipated in May 2020 and late 2020, respectively First quarter results were adversely impacted by the COVID-19 outbreak, including an estimated increase in credit loss expense of $7.2 million Actively participated in the SBA’s Payment Protection Program (“PPP”) to assist local businesses to retain an estimated 36,000 employees As of or for the quarter ended March 31, 2020; Source: Q1 2020 Earnings Release These are non-GAAP financial measures. Please see Appendix for reconciliation of non-GAAP items

Investor Presentation Net Interest Margin Operational Highlights Non-interest bearing deposits are 21% of average balance of total deposits1 Balanced interest rate risk position Net Interest Margin² Based on average balance for the year ended December 31, 2019 Financial data as of or for the period ended December 31st of each respective year; Fed Funds Effective Rate as per SNL Financial

Investor Presentation Deposit Growth with Branch Consolidation Strength and Durability of Low-Cost Deposit Position Target average branch size above $100 million Core deposits represent 85%1 of total deposits as of December 31, 2019, an effective hedge against a volatile interest rate environment, with a cost of deposits of only 61 bps Total Deposits ($ Millions) Average Deposits Per Branch ($ Millions) (at December 31) All deposits except certificates of deposits

Deposit Composition $7.9 Billion in total deposits as of March 31, 2020 23% non-interest bearing deposit accounts as of March 31, 2020 Low cost of deposits at 0.70% for the quarter ended March 31, 2020 Investor Presentation

Investor Presentation Loan Composition Emphasizes Commercial Consumer Commercial Consumer Commercial As of December 31st of each respective year As of March 31, 2020

Commercial Portfolio Segmentation Investor Presentation Diversified portfolio provides protection against industry-specific credit events Total Commercial Loan Exposure by Industry Classification Real Estate Investment by Property Classification Note: As of December 31, 2019

Investor Presentation Credit Metrics Reflect Conservative Culture Non-Performing Loans as Percent of Total Loans Receivable 0.91% 0.35% 0.31% 0.52% 0.05% 0.15% 0.10% 0.05% NET CHARGE-OFFS 0.29% 0.02% Non-Performing Loans by Source (Percent of Loans Receivable) Pre and post financial crisis, OCFC has maintained strong credit metrics Peak OCFC net charge-offs of 57 basis points in 2011 Note: As of December 31st of each respective year

Recent Acquisitions Reflect Credit Culture Investor Presentation OceanFirst Financial Corp.¹ Two River Community Bank² Country Bank² As of December 31 of each respective year As of December 31 of each respective year. Reflects bank-level, regulatory financial data, per Call Report

Duration Rate Characteristics All asset categories managed with limited duration Effective Interest Rate Risk Management Investor Presentation 1 Includes overnight advances Note: Data as of December 31, 2019

Interest Rate Sensitivity Base case assumes static balance sheet as of December 31, 2019 Rate shocks are parallel rate shifts Interest rate risk is mitigated through effective balance sheet management Investor Presentation Source: The 2019 10-K

Non-Interest Income Non-interest income represents 14% of total revenue¹ Investor Presentation Total revenue represents net interest income plus non-interest income for the fiscal year ended December 31, 2019 Source: The 2019 10-K

Investment Portfolio Investor Presentation Source: The 2019 10-K

Liquidity To meet short term liquidity needs, OceanFirst Bank maintains a targeted cash and securities position; has borrowing capacity through a number of wholesale sources including the Federal Home Loan Bank System and the FRB; and maintains lines of credit with correspondent banks. The Bank may also utilize deposit listing services and brokered deposits. OCFC has the following sources of liquidity at the Holding Company level: $33.3 million of cash as of December 31, 2019 As of December 31, 2019, OceanFirst Bank, N.A. could pay approximately $100.1 million of additional dividends to OCFC Investor Presentation

Investor Presentation Generating Consistent & Attractive Returns Continued focus on improving efficiencies through acquisition synergies and branch consolidations For 2015, 2016, 2017, 2018 and 2019, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, 2018 and 2019, also excludes the effect of branch consolidation expense. For 2017 and 2018, also excludes the effect of additional income tax expense (benefit) related to the Tax Cuts and Jobs Act. For 2019, also excludes the effect of compensation expense due to the retirement of an executive officer, non-recurring professional fees and income tax benefit related to change in New Jersey tax code. These are non-GAAP financial measures. Please see Appendix for reconciliation of non-GAAP items

Illustrative Impact of the Proposed Offering on Capital Ratios Investor Presentation 1. Does not include Two River Bancorp or Country Bank Holding Company, Inc., each acquired on January 1, 2020 2. This is a non-GAAP financial measure. Please see Appendix for reconciliation of non-GAAP items Note: Assumes $100.0 million gross subordinated note offering and net proceeds of $98.2 million after underwriting costs and one-time offering costs; assumes a risk-weighting of 20% on net proceeds; all offering assumptions are for illustrative purposes 9.71% 10.17% 12.14% 13.19% 14.07% 9.59% 10.05% 12.10% 13.14% 15.69% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% TCE/TA ² Leverage Ratio CET1 Ratio Tier 1 Ratio Total RBC Ratio OCFC Consolidated Capital Ratios ¹ OCFC Reported 12/31/2019 Pro Forma with Sub Debt 12/31/2019

INVESTOR PRESENTATION

Illustrative Impact of the Proposed Offering on Double Leverage & Interest Coverage

Double Leverage

($ in thousands)	As of the Period Ended: 12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019
Investment in Subsidiaries [1]	$239,486	$602,274	$619,253	$1,107,539	$1,206,479
Consolidated Equity [1]	238,446	571,903	601,941	1,039,358	1,153,119
Double Leverage Ratio	**100.44%**	**105.31%**	**102.88%**	**106.56%**	**104.63%**
Net Proceeds from Proposed Holding Company Subordinated Debt Offering[2]					**$98,238**
Net Proceeds from Proposed Holding Company Subordinated Debt Offering Downstreamed to Bank[2]					**$49,119**
Pro Forma Double Leverage Ratio[2]					**108.89%**

Interest Coverage

($ in thousands)	For the Years Ended: 12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019	For the LTM Period Ended: 3/31/2020
Total Deposit Interest	$4,301	$7,517	$12,336	$22,578	$38,432	$43,729
Other Borrowed Interest	4,733	5,646	7,275	13,574	14,391	15,622
Total Interest Expense	$9,034	$13,163	$19,611	$36,152	$52,823	$59,351
Pre-Tax Income	$31,205	$35,199	$65,325	$85,502	$107,358	$101,926
Interest Coverage (including deposit expense)	**4.45x**	**3.67x**	**4.33x**	**3.37x**	**3.03x**	**2.72x**
Interest Coverage (excluding deposit expense)	**7.59x**	**7.23x**	**9.98x**	**7.30x**	**8.46x**	**7.52x**
Illustrative Holding Company Subordinated Debt Expense						**$5,500**
Pro Forma Interest Coverage (including deposit expense)						**2.49x**
Pro Forma Interest Coverage (excluding deposit expense)						**5.57x**

1. As per 10-K filing for each respective year
2. Assumes $100.0 million gross subordinated note offering and net proceeds of $98.2 million after underwriting costs and one-time offering costs; assumes 50% of net proceeds are down-streamed to OceanFirst Bank, N.A.

Note: All offering assumptions are for illustrative purposes

28

Our Strategy

Investor Presentation Asset Growth Supplemented by Strategic M&A Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value¹ Total Assets¹ Colonial American Bank July 31, 2015 ~$12 million $142 million Cape Bancorp May 2, 2016 ~$196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 ~$146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 ~$475 million $2,044 million Capital Bank of New Jersey January 31, 2019 ~$77 million $495 million Two River Bancorp January 1, 2020 ~$197 million $1,109 million Country Bank Holding Company Inc. January 1, 2020 ~$113 million $798 million Weighted average(2): Price/Tangible Book Value 158%; Core Deposit Premium 9.0% At time of closing At time of announcement of each transaction; source: SNL Financial

Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Investor Presentation New Jersey Expansion Opportunities New Jersey is an attractive market Statewide Total Population of 8.9 million Most densely populated state 11th most populous state Median household income of $87,000 Significant opportunities for acquisitions to build customer base Support expansion in Metropolitan Philadelphia and Metropolitan New York Population of 4.3 million with deposits of $130 billion Source: US Census Bureau as of June 30, 2019

Investor Presentation Country Bank Holding Company, Inc. Acquisition 100% Stock deal, valued at $113 million¹ Expands branch network to support NYC lending efforts Favorable financial terms² Price/Tangible Book Value of 151% Core Deposit Premium of 7.5% Effective execution Announcement – August 9, 2019 Regulatory Approval – November 15, 2019 (49 days from application) Shareholder Approval – December 10, 2019 Closing – January 1, 2020 Systems Integrations – Targeting late 2020 - CYHC Branches At time of closing At time of announcement Source: Company reports; SNL Financial

Investor Presentation Two River Bancorp Acquisition 75% stock and 25% cash, valued at $197 million¹ Strengthens presence in Monmouth County and expands market area into northern New Jersey Favorable financial terms² Price/Tangible Book Value of 174% Core Deposit Premium of 9.5% Effective execution Announcement – August 9, 2019 Regulatory Approval – November 15, 2019 (49 days from application) Shareholder Approval – December 5, 2019 Closing – January 1, 2020 Systems Integrations – Targeting Q2 2020 - TRCB Branches - OCFC Branches At time of closing At time of announcement Source: Company reports; SNL Financial

INVESTOR PRESENTATION

OceanFirst

Digital Culture – 5 Years of Transformation

Continuous Investment In Talent and Technologies

- Funded from ongoing earnings and branch consolidations



2015
Digital Strategy & Innovation Team
Mobile Biometrics
Wearables & eWallets
2016
Customer Experience Officer
Upgrade Mobile App & Online Banking
Certified Digital Banker Training
2017
First FinTech Equity Investment
Replace Personal Financial Mgmt.
100% Certified Digital Banker Milestone
2018
Project Management Office
Launch Nest Egg Hybrid Robo-Advisor
Replace Online & Mobile Account Opening
2019
Artificial Intelligence Team
Data Science Team
$35 million Nest Egg Assets Milestone
AI Driven Marketing
Build Alexa Voice Skill (1st Phase)

- FTE designated for digital banking and customer care



2015 FTE
2019 FTE
7
78

34

Digital Capabilities & Customer Ratings Investor Presentation A few notables include: BofA17 Chase 13 USAA 10 TD7 A few notables include: USAA4.8 Chime4.7 Chase4.6 M&T3.9 # Ratings = 4,337 Median # Ratings = 824 4.7 Source: S&P Global 2019 US Mobile Banking Report Source: iTunes App and Google App as of December 31, 2019

Digital Customer Acquisition Investor Presentation Digital marketing campaign launched in December 2018 Artificial Intelligence campaigns added in September 2019 Retail Checking accounts opened in 4Q 2019: Online exceeds average branch by 5x Online exceeds bottom 25% of entire branch network Online Account Avg. Deposit Rate = 0.25% Attaining Scale… … And Attracting Valuable Customers * Retail checking accounts opened between January and September 2019 as of 12/31/2019. Customer Usage Statistics* Online Branch Digital Usage 95.4% 75.8% Mobile Usage 88.9% 64.7% Direct Deposits / Month 1.4 0.9 Mobile Deposits / Month 0.36 0.21 Debit Card Transactions / Month 14.1 14.1 Average Balance $2,342 $8,258

As of December 31, 2019 Investor Presentation Treasury Management Services Accounts1 Over 33,000 Balances1 Over $2.6 billion Future Enhancements Over $500k investment in enhancing our Online banking solution to be available in 2Q 2020. Treasury Management Solutions: ACH Origination, Receipts, Addenda Reporting and Debit Blocking Accept Multiple Forms of Payment Account Analysis Statements Business Online Banking Coin & Currency ordering Commercial Card Electronic Receivables Escrow Foreign Wire Initiate ACH and Wires Online Lockbox Merchant Remote Deposit Capture Payroll Positive Pay Zero Balance Accounts Early Adopter Introduced Cash Management Services in 1996, growing relationships annually, includes dedicated Client Services and Sales Team.

Investor Presentation Protecting Our Clients with Cyber Security Remains current with evolving industry-wide standards Real-time analytical tools in place for fraud protection and firewall security Use of top tier, neural-based, real-time debit card fraud analytics Qualified, certified senior InfoSec personnel, backed up by: Ongoing significant investments in technology, education and training Board of Directors with cyber security focus and expertise

Investor Presentation Strategic Capital Allocation Generates Shareholder Returns Stable & competitive dividend 92nd consecutive quarter Historical Payout Ratio of 30% to 40% Repurchased 1.1 million shares in 2019; 2.7 million shares remain available for repurchase under share repurchase program Strategic acquisitions in critical new markets Total Shareholder Return from December 31, 2012 to December 31, 2019 of 125%; CAGR 12% Annual Return of Capital ($ Millions) Total Cash Returned to Shareholders: $167.1 million¹ As of December 31, 2019

Investor Presentation Investment Thesis Organic Growth Including Low-Cost and Durable Deposit Base Cost of deposits is one of the lowest in the state of New Jersey at 61 basis points¹ Strength of Assets Strong and diversified balance sheet underpins flexibility to grow the business Digital Innovation Digital products and customer experience on par with national banks and FinTechs, far outpacing regional and community banks Disciplined and Strategic M&A Acquired attractive and underappreciated assets in exurban markets at favorable prices Management Strength Deep banking, regulatory, M&A, and integration experience Conservative Risk Culture Commitment to management of credit, interest rate and regulatory / compliance risk Insider Ownership Substantial insider ownership aligned with shareholder interest Source: The 2019 10-K

COVID-19 Pandemic Response Overview & Appendix

PPP Application Status Data as of April 22, 2020 Loans approved to date have an estimated fee income of approximately $12 million that will be realized in future quarters. Investor Presentation

ACL Components In addition to the Allowance for Credit Losses, there is $38 million in net unamortized purchase accounting credit marks. Investor Presentation

Commercial Loan Forbearance Commercial Portfolio Total Outstanding Balance: $5bn Forbearance Requests Total Forbearance Requests: $775M *WA LTV: 55% *WA DSCR: 1.9 No delinquency last 24 months: 93% Forbearance requests are well-secured and represent just 16% of commercial portfolio Data as of April 17, 2020 *WA LTV and WA DSCR as of most recent financial review Forbearance requests require credit approval Investor Presentation

Commercial Loan Forbearance (Credit Attributes) Forbearance requests are moderating Data as of April 17, 2020 Investor Presentation

Residential and Consumer Loan Forbearance Residential and Consumer Portfolio Total Outstanding Balance: $3bn WA LTV: 70% Forbearance Requests Total Forbearance Requests: $311M WA FICO Score: 742 WA LTV: 70% As of forbearance request date Data as of April 17, 2020 Investor Presentation

Residential and Consumer Loan Forbearance (Credit Attributes) Data as of April 17, 2020 Forbearance requests are moderating FICO Score Payment History Vintage Investor Presentation

Non-GAAP Reconciliation Investor Presentation

Non-GAAP Reconciliation (Continued) Investor Presentation